Fees Summary	Jan. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,112,500.00
Previously Paid Amount	833.78
Total Fee Amount	2,501.34
Total Offset Amount	0.00
Net Fee	$ 1,667.56